                                AMENDMENT NO. [7]
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS R SHARES)

        The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 29, 2005, as follows:

        WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Global Real Estate Fund, AIM Growth Allocation Fund and AIM Moderately Conservative Allocation Fund;

        NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)
                         (DISTRIBUTION AND SERVICE FEES)

        The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.


                                                                  MINIMUM
                                                                   ASSET
        AIM EQUITY FUNDS                                           BASED         MAXIMUM          MAXIMUM
        --------------------------------                           SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Aggressive Growth Fund                                 0.25%          0.25%           0.50%
        AIM Blue Chip Fund                                         0.25%          0.25%           0.50%
        AIM Capital Development Fund                               0.25%          0.25%           0.50%
        AIM Charter Fund                                           0.25%          0.25%           0.50%
        AIM Constellation Fund                                     0.25%          0.25%           0.50%
        AIM Large Cap Basic Value Fund                             0.25%          0.25%           0.50%
        AIM Large Cap Growth Fund                                  0.25%          0.25%           0.50%
        AIM Mid Cap Growth Fund                                    0.25%          0.25%           0.50%
        AIM Weingarten Fund                                        0.25%          0.25%           0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM FUNDS GROUP                                            BASED         MAXIMUM          MAXIMUM
        -------------------------------                            SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Balanced Fund                                          0.25%          0.25%            0.50%
        AIM Basic Balanced Fund                                    0.25%          0.25%            0.50%
        AIM Mid Cap Basic Value Fund                               0.25%          0.25%            0.50%
        AIM Premier Equity Fund                                    0.25%          0.25%            0.50%
        AIM Small Cap Equity Fund                                  0.25%          0.25%            0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM GROWTH SERIES                                          BASED         MAXIMUM          MAXIMUM
        --------------------------------------------               SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Aggressive Allocation Fund                             0.25%          0.25%           0.50%
        AIM Basic Value Fund                                       0.25%          0.25%           0.50%
        AIM Conservative Allocation Fund                           0.25%          0.25%           0.50%
        AIM Growth Allocation Fund                                 0.25%          0.25%           0.50%
        AIM Mid Cap Core Equity Fund                               0.25%          0.25%           0.50%
        AIM Moderate Allocation Fund                               0.25%          0.25%           0.50%
        AIM Moderately Conservative Allocation Fund                0.25%          0.25%           0.50%
        AIM Small Cap Growth Fund                                  0.25%          0.25%           0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM INTERNATIONAL MUTUAL FUNDS                             BASED         MAXIMUM          MAXIMUM
        ------------------------------                             SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM European Growth Fund                                   0.25%          0.25%            0.50%
        AIM International Core Equity Fund                         0.25%          0.25%            0.50%
        AIM International Growth Fund                              0.25%          0.25%            0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM INVESTMENT FUNDS                                       BASED         MAXIMUM          MAXIMUM
        ---------------------------------                          SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Trimark Endeavor Fund                                  0.25%          0.25%            0.50%
        AIM Trimark Fund                                           0.25%          0.25%            0.50%
        AIM Trimark Small Companies Fund                           0.25%          0.25%            0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM INVESTMENT SECURITIES FUNDS                            BASED         MAXIMUM          MAXIMUM
        -------------------------------                            SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Global Real Estate Fund                                0.25%          0.25%            0.50%
        AIM Income Fund                                            0.25%          0.25%            0.50%
        AIM Intermediate Government Fund                           0.25%          0.25%            0.50%
        AIM Money Market Fund                                      0.25%          0.25%            0.50%
        AIM Real Estate Fund                                       0.25%          0.25%            0.50%
        AIM Short Term Bond Fund                                   0.25%          0.25%            0.50%
        AIM Total Return Bond Fund                                 0.25%          0.25%           0.50%"



All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  April 29, 2005


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